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                                                                    EXHIBIT 10.1

                       [PwC Deutsche Revision letterhead]


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-32818) of IFCO Systems N.V. of our report dated April 26, 2000 relating to the combined and consolidated financial statements of IFCO Systems N.V. and its subsidiaries (collectively "the Company") for the year ended December 31, 1999, which is incorporated in this Registration Statement on Form 20-F. We also consent to the references to us under the headings "Experts," "Summary Financial Information" and "Selected Financial Data," which appear in this Form 20-F.


PwC Deutsche Revision
Aktiengesellschaft
Wirtschaftsprufungsgesellschaft

June 28, 2002

/s/ Thomas Hartmann               /s/Andreas Fell
--------------------              -----------------
    Thomas Hartmann                  Andreas Fell